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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

WINLAND ELECTRONICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check the appropriate box):

☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
STOCK SPLIT
OUTSTANDING SHARES AND VOTING RIGHTS
PRINCIPAL SHAREHOLDERS AND MANAGEMENT SHAREHOLDINGS
CORPORATE GOVERNANCE
NOMINATING/GOVERNANCE COMMITTEE REPORT
ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
INDEPENDENT PUBLIC ACCOUNTANT
REPORT OF AUDIT COMMITTEE
APPROVAL OF 2005 EQUITY INCENTIVE PLAN
OTHER BUSINESS
SHAREHOLDER PROPOSALS AND NOMINATIONS OF DIRECTOR CANDIDATES
ANNUAL REPORT
FORM 10-KSB
APPENDIX A
SECTION 1.
SECTION 2.
SECTION 3.
SECTION 4.
SECTION 5.
SECTION 6.
SECTION 7.
SECTION 8.
SECTION 9.
SECTION 10.
SECTION 11.
SECTION 12.
SECTION 13.
SECTION 14.
SECTION 15.
SECTION 16.
SECTION 17.
SECTION 18.

WINLAND ELECTRONICS, INC.
_______________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
to be held
May 10, 2005
_______________________

TO THE SHAREHOLDERS OF WINLAND ELECTRONICS, INC.:

     The 2005 Annual Meeting of Shareholders of Winland Electronics, Inc. will be held at the Country Inn Suites, 1900 Premier Drive (intersection of Highways 22 and 14), Mankato, Minnesota, at 10:00 a.m. on Tuesday, May 10, 2005, for the following purposes:

1.	To set the number of members of the Board of Directors at five (5).

2.	To elect directors.

3.	To approve the Company’s 2005 Equity Incentive Plan.

4.	To take action on any other business that may properly come before the meeting or any adjournment thereof.

     Accompanying this Notice of Annual Meeting is a Proxy Statement and form of Proxy.

     Only shareholders of record as shown on the books of the Company at the close of business on March 14, 2005 will be entitled to vote at the 2005 Annual Meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

     You are cordially invited to attend the 2005 Annual Meeting. Whether or not you plan to attend the 2005 Annual Meeting, please sign, date and mail the enclosed form of Proxy in the return envelope provided. The Proxy is revocable and will not affect your right to vote in person in the event you attend the meeting. The prompt return of proxies will help your Company avoid the unnecessary expense of further requests for proxies.

BY ORDER OF THE BOARD OF DIRECTORS,

Lorin E. Krueger
President and Chief Executive Officer

Dated: April 4, 2005
           Mankato, Minnesota

WINLAND ELECTRONICS, INC.
_______________________

PROXY STATEMENT FOR
ANNUAL MEETING OF SHAREHOLDERS
to be held
May 10, 2005
_______________________

     The accompanying Proxy is solicited by the Board of Directors of Winland Electronics, Inc. (“Winland” or “Company”) for use at the 2005 Annual Meeting of Shareholders of the Company to be held on Tuesday, May 10, 2005, at the location and for the purposes set forth in the Notice of Annual Meeting, and at any adjournment thereof.

     The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of stock, will be borne by the Company. Directors, officers and employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

     You may vote your shares by mail as follows:

▪	Sign and date the enclosed proxy card.

▪	Mail the proxy card in the enclosed postage-paid envelope.

     Any shareholder giving a Proxy may revoke it any time prior to its use at the 2005 Annual Meeting by giving written notice of such revocation to the Secretary or any other officer of the Company or by filing a later dated written Proxy with an officer of the Company. Personal attendance at the 2005 Annual Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a later dated Proxy is delivered to an officer before the revoked or superseded Proxy is used at the 2005 Annual Meeting. Proxies will be voted as directed therein. Proxies which are signed by shareholders but which lack specific instruction with respect to any proposal will be voted in favor of the number and slate of directors proposed by the Board of Directors and listed herein.

     The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company’s Common Stock entitled to vote shall constitute a quorum for the transaction of business. If a broker returns a “non-vote” proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. An abstention as to any proposal will therefore have the same effect as a vote against the proposal.

     The mailing address of the principal executive office of the Company is 1950 Excel Drive, Mankato, Minnesota 56001. The Company expects that this Proxy Statement, the related Proxy and Notice of Meeting will first be mailed to shareholders on or about April 4, 2005.

STOCK SPLIT

     All information contained herein regarding the Company’s Common Stock, including information regarding options to purchase the Company’s Common Stock, has been adjusted, as necessary, to reflect the 1.1-for-1 stock split of the Company’s Common Stock which was effected as a 10% stock dividend on December 31, 2003.

OUTSTANDING SHARES AND VOTING RIGHTS

     The Board of Directors of the Company has fixed March 14, 2005 as the record date for determining shareholders entitled to vote at the 2005 Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the 2005 Annual Meeting. At the close of business on March 14, 2005, there were 3,501,478 shares of the Company’s Common Stock, par value $.01 per share, issued and outstanding. The Common Stock is the only outstanding class of capital stock of the Company. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the 2005 Annual Meeting. Holders of Common Stock are not entitled to cumulative voting rights.

PRINCIPAL SHAREHOLDERS AND MANAGEMENT SHAREHOLDINGS

     The following table provides information as of March 14, 2005 concerning the beneficial ownership of the Company’s Common Stock by (i) the persons known by the Company to own more than 5% of the Company’s outstanding Common Stock, (ii) each director of the Company, (iii) the named executive officers in the Summary Compensation Table and (iv) all current executive officers and directors as a group. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them.

Name (and Address of 5%	Number of Shares		Percent
Owner) or Identity of Group	Beneficially Owned (1)		of Class (1)
Lorin E. Krueger	276,196	(2)	7.8%
1950 Excel Drive
Mankato, MN 56001

S. Robert Dessalet	30,959	(3)	*

Thomas J. de Petra	24,800	(4)	*

James L. Reissner	21,500	(4)	*

Richard T. Speckmann	18,200	(5)	*

Jennifer A. Thompson	52,717	(6)	1.6%

Dale A. Nordquist	33,003	(7)	*

Terry E. Treanor	9,687		*

Steven W. Vogel	19,094	(8)	*

Jerry Zucker	266,530	(9)	7.6%
P.O. 5205
North Charleston, SC 29405

FMR Corp.	318,460	(10)	9.1%
82 Devonshire Street
Boston, MA 02109

All Current Executive, Officers and Directors as a Group (8 Individuals)	475,965	(11)	13.0%

*	Less than 1% of the outstanding shares of Common Stock.

(1)	Under the rules of the SEC, shares not actually outstanding are deemed to be beneficially owned by an individual if such individual has the right to acquire the shares within 60 days. Pursuant to such SEC Rules, shares deemed beneficially owned by virtue of an individual’s right to acquire

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them are also treated as outstanding when calculating the percent of the class owned by such individual and when determining the percent owned by any group in which the individual is included.

(2)	Includes 5,030 shares held by Mr. Krueger’s family members and 22,000 shares which may be purchased by Mr. Krueger upon exercise of currently exercisable options.

(3)	Includes 16,000 shares which may be purchased by Mr. Dessalet upon exercise of currently exercisable options.

(4)	Represents shares which may be purchased upon exercise of currently exercisable options.

(5)	Includes 16,000 shares which may be purchased by Mr. Speckmann upon exercise of currently exercisable options.

(6)	Includes 17,923 shares which may be purchased by Ms. Thompson upon exercise of currently exercisable options.

(7)	Includes 2,200 shares which may be purchased by Mr. Nordquist upon exercise of currently exercisable options.

(8)	Includes 394 shares held by Mr. Vogel’s spouse and 5,500 shares which may be purchased by Mr. Vogel upon exercise of currently exercisable options.

(9)	The Company has relied on information provided in an amendment to Schedule 13D dated September 23, 2003 filed by Jerry Zucker with the Securities and Exchange Commission on such date.

(10)	According to a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2005 by FMR Corp. (“FMR”), Edward C. Johnson 3d, Chairman and principal shareholder of FMR (“Mr. Johnson”) and Abigail P. Johnson, a director and principal shareholder of FMR (“Ms. Johnson”), the shares are beneficially owned by Fidelity Management & Research Company (“Fidelity Research”) as an investment adviser to various investment companies (the “Funds”) and Fidelity Low Priced Stock Fund (“Fidelity Fund”), with Mr. Johnson, FMR and the Funds each having the sole power to dispose of such shares and the Funds’ Boards of Trustees having the sole power to vote or direct the vote of such shares. Fidelity Research and Fidelity Fund are wholly-owned subsidiaries of FMR.

(11)	Includes 5,030 shares held by family members of current officers and 120,423 shares which may be purchased upon exercise of currently exercisable options.

CORPORATE GOVERNANCE

     Our business affairs are conducted under the direction of the Board of Directors in accordance with the Minnesota Business Corporation Act and our Articles of Incorporation and Bylaws. Members of the Board of Directors are informed of our business through discussions with management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees. The corporate governance practices that we follow are summarized below.

Independence

     The Board has determined that a majority of its members are “independent” as defined by the listing standards of the American Stock Exchange. Our independent directors are S. Robert Dessalet, Thomas J. de Petra, James L. Reissner and Richard T. Speckmann.

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Code of Ethics and Business Conduct

     The Board has approved a Code of Ethics and Business Conduct that applies to all of our employees, directors and officers, including our principal executive officer, principal financial officer, principal accounting officer and controller. The Code of Ethics and Business Conduct addresses such topics as protection and proper use of our assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest and insider trading. The Code of Ethics and Business Conduct is available free of charge to any shareholder who sends a request for a copy to Winland Electronics, Inc., Attn. Chief Financial Officer, 1950 Excel Drive, Mankato, Minnesota 56001, and it is also available on the Company’s website at www.winland.com. Winland intends to disclose on its website any amendment to, or waiver from, a provision of its Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer and controller relating to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-B. Late in 2003, Winland contracted with an independent professional organization to provide anonymous hotline services that permit employees of the Company to communicate any concerns about behavior or practices of Winland, its employees, officers or directors. This service began January 1, 2004 and was established to assist the Board of Directors in effective internal control.

Meeting Attendance

     Board and Committee Meetings. Directors are required to attend a minimum of 75% of Board and committee meetings. During fiscal 2004, the Board held five (5) meetings. Each director attended 100% of the meetings of the Board and the committees on which such director served.

     Annual Meeting of Shareholders. Directors are encouraged to attend our annual meetings of shareholders; however, there is no formal policy regarding attendance at annual meetings. All five of our directors attended Winland’s 2004 annual meeting of shareholders.

Executive Sessions of the Board

     An executive session of non-management directors is held at least once a year. In 2004, executive sessions were held twice.

Committees of the Board

     Our Board of Directors has three standing committees, the Audit Committee, the Compensation Committee and the Nominating/Governance Committee. Each of the current members of these committees is a non-employee independent director.

     Audit Committee. The Audit Committee is comprised of S. Robert Dessalet (Chairman), Thomas J. de Petra, James L. Reissner and Richard T. Speckmann. Mr. Dessalet has been named as the “audit committee financial expert” as defined by Item 401(e) of Regulation S-B under the Securities Act of 1933. Mr. Dessalet is an inactive certified public accountant, whose experience includes positions as Vice President of Finance and Administration, Chief Financial Officer and business and management consultant. The Company acknowledges that the designation of Mr. Dessalet as the audit committee financial expert does not impose on Mr. Dessalet any duties, obligations or liability that are greater than the duties, obligations and liability imposed on Mr. Dessalet as a member of the audit committee and the Board of Directors in the absence of such designation or identification. The Audit Committee reviews the selection and work of the Company’s independent auditors and the adequacy of internal controls for compliance with corporate policies and directives. The Audit Committee’s Report is included on page 12. During 2004, the Audit Committee met five (5) times.

     Compensation Committee. The Compensation Committee is comprised of Richard T. Speckmann (Chairman), S. Robert Dessalet, Thomas J. de Petra and James L. Reissner. This committee recommends to the Board of Directors from time to time the salaries to be paid to executive officers of the Company and any plan for additional compensation it deems appropriate. This committee is vested with the

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same authority as the Board of Directors with respect to the granting of options and the administration of the Company’s Stock Option Plans. During 2004, the Compensation Committee met twice.

     Nominating/Governance Committee. The Nominating/Governance Committee is comprised of Thomas J. de Petra (Chairman), S. Robert Dessalet, James L. Reissner and Richard T. Speckmann. This committee recommends to the Board of Directors nominees for vacant positions on the Board, sets goals for the Board and monitors the achievement of such goals. This committee will consider a candidate for director proposed by a shareholder. Candidates must have broad training and experience in their chosen fields and must have achieved distinction in their activities. The committee considers the particular expertise of each nominee and strives to achieve an appropriate breadth of skills among the Board members. A shareholder who wants to propose a candidate must comply with the provisions of the Company’s Bylaws regarding nominations for the election of directors. The policies of the committee are described more fully in the Nominating/Governance Committee’s Report on page 6. The Nominating/Governance Committee met three (3) times during 2004.

Communications with the Board

     Shareholders may communicate directly with the Board of Directors. All communications, other than shareholder proposals and director nominations which must comply with certain other requirements as discussed under “Shareholder Proposals and Nominations of Director Candidates” on page 16, should be directed to our Chief Financial Officer at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors. If no director is specified, the communication will be forwarded to the entire Board. The communication will not be opened before being forwarded to the intended recipient, but it will go through normal security procedures. Shareholder communications to the Board should be sent to:

Jennifer A. Thompson, Chief Financial Officer
Winland Electronics, Inc.
1950 Excel Drive
Mankato, MN 56001

Compensation to Non-Employee Directors

     Fees. During 2004, each director who is not an employee (“Non-Employee Director”) received a retainer of $700 per month, with the Chairman receiving an additional annual retainer of $20,000, and $1,000 for attendance at each Board meeting and Audit Committee meeting and $500 for each Compensation Committee or Nominating/Governance Committee meeting. In addition, the chairman of each committee received an additional fee of $500 for attendance at a committee meeting. On November 23, 2004, the Board increased the monthly retainer to $1,000 beginning in January 2005.

     Options. The Company’s 1997 Stock Option Plan provides for automatic option grants to each director who is not an employee of the Company (a “Non-Employee Director”). Each Non-Employee Director who is elected for the first time as a director is granted a nonqualified option to purchase 5,000 shares of Common Stock. Each Non-Employee Director who is re-elected as a director of the Company or whose term of office continues after a meeting of shareholders at which directors are elected shall, as of the date of such re-election or shareholder meeting, automatically be granted a five-year nonqualified option to purchase 5,000 shares of Common Stock. No director shall receive more than one option pursuant to the formula plan in any one fiscal year. All options granted pursuant to these provisions are granted at a per share exercise price equal to 100% of the fair market value of the Common Stock on the date of grant, and they are immediately exercisable. If the 2005 Equity Incentive Plan is approved by the shareholders at the Annual Meeting, the Non-Employee Directors will be entitled to an automatic option grant pursuant to the 2005 Plan. See Proposal #3.

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NOMINATING/GOVERNANCE COMMITTEE REPORT

     The Nominating/Governance Committee is comprised of independent directors. In accordance with its written charter, the Nominating/Governance Committee assists the Board of Directors with fulfilling its responsibility regarding any matters relating to corporate governance including selection of candidates for our Board of Directors. Its duties shall include oversight of the principles of corporate governance by which Winland and the Board shall be governed; the codes of ethical conduct and legal compliance by which Winland and its directors, executive officers, employees and agents will be governed; policies for evaluation of the Board and the chairperson; policies for election and reelection of Board members; and policies for succession planning for the Chief Executive Officer, Board chairperson and other Board leaders. In addition, the Committee is responsible for annually reviewing the composition of the Board, focusing on the governance and business needs and requirements of Winland, nominating and screening of Board member candidates, evaluating the performance of Board members and recommending the reelection of Board members who are performing effectively and who continue to provide a competency needed on the Board. When a director’s principal occupation or business association changes substantially, such director shall tender a letter of resignation to the Board through the Nominating/Governance Committee, which resignation will be considered and acted upon in a manner that is best for the Board and Winland.

     The Nominating/Governance Committee will consider candidates for nomination as a director recommended by shareholders. In evaluating director nominees, the Nominating/Governance Committee requires certain minimum qualifications, including high moral character and mature judgment and the ability to work collegially with others. In addition, factors such as the following shall be considered:

•	appropriate size and diversity of the Board;

•	needs of the Board with respect to particular talent and experience;

•	knowledge, skills and experience of nominee;

•	familiarity with our business and industry;

•	appreciation of the relationship of our business to the changing needs of society; and

•	desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by a new member.

     Shareholders who wish to recommend one or more candidates for director to the Nominating/Governance Committee must provide written recommendation to the Chief Financial Officer of Winland. Notice of a recommendation must include the shareholder’s name, address and the number of Winland shares owned, along with information with respect to the person being recommended, i.e. name, age, business address, residence address, current principal occupation, five-year employment history with employer names and a description of the employer’s business, the number of shares beneficially owned by the prospective nominee, whether such person can read and understand basic financial statements and other board memberships, if any. The recommendation must be accompanied by a written consent of the prospective nominee to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders. Winland may require any nominee to furnish additional information that may be needed to determine the eligibility of the nominee. In addition, Winland’s Bylaws permit shareholders to nominate directors for consideration at a meeting of shareholders at which one or more directors are to be elected. For a description of the process for nominating directors in accordance with Winland’s Bylaws, see “Shareholder Proposals and Nominations of Director Candidates” on page 16.

     A copy of the current Nominating/Governance Committee Charter is available on the Company’s website at www.winland.com.

Members of the Nominating/Governance Committee
Thomas J. de Petra, Chairman
S. Robert Dessalet
James L. Reissner
Richard T. Speckmann

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ELECTION OF DIRECTORS

(Proposals #1 and #2)

     The Bylaws of the Company provide that the number of directors shall be the number set by the shareholders, which shall be not less than one. The Nominating/Governance Committee recommended to the Board of Directors that the number of directors be set at five and that the persons currently serving on the Board be nominated for election. The Board of Directors unanimously recommends that the number of directors be set at five and that the five persons nominated be elected. Unless otherwise instructed, the Proxies will be so voted.

     Under applicable Minnesota law, approval of the proposal to set the number of directors at five requires the affirmative vote of the holders of the greater of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, and the election of directors requires the affirmative vote of the holders of a plurality of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter.

     In the absence of other instruction, the Proxies will be voted for setting the number of directors at five and for each of the individuals listed below. If elected, such individuals shall serve until the next annual meeting of shareholders and until their successors shall be duly elected and shall qualify. All of the nominees are members of the present Board of Directors. If, prior to the 2005 Annual Meeting of Shareholders, it should become known that any one of the following individuals will be unable to serve as a director after the 2005 Annual Meeting by reason of death, incapacity or other unexpected occurrence, the Proxies will be voted for such substitute nominee(s) as is selected by the Nominating/Governance Committee. Alternatively, the Proxies may, at the Board’s discretion, be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board of Directors has no reason to believe that any of the following nominees will be unable to serve.

Name and Age of		Current Position	Director
Director/Nominee	Age	with the Company	Since
Lorin E Krueger	49	President, Chief Executive	1978
		Officer, Secretary and Director

S. Robert Dessalet	73	Chairman of the Board	1985

Thomas J. de Petra	58	Director	1994

James L. Reissner	65	Director	2001

Richard T. Speckmann	54	Director	2002

     Lorin E. Krueger has served as Chief Executive Officer of the Company since June 1, 2001, and as President of the Company since January 1999. In addition, Mr. Krueger has served as Secretary of the Company since 1983. Mr. Krueger served as the Company’s Chief Operating Officer from January 1999 until June 2001 and as its Senior Vice President of Operations from March 1987 until January 1999. Mr. Krueger has been an employee of the Company since 1976 and served as its Vice President from January 1977 to March 1987.

     S. Robert Dessalet, has served as Chairman of the Company’s Board of Directors since June 1, 2001. Mr. Dessalet is retired. He served as Director of Marketing of RJ Morse Enterprises, Inc., a precision machining company, from November 1999 to July 2000. Mr. Dessalet was self-employed as a management consultant January 1997 to November 1999. From September 1996 to January 1997, he served as Vice President-Finance and Administration of Rimage Corporation, a manufacturer of computer software duplication and finishing systems after the merger of Rimage Corporation and Dunhill Software Services, Inc. He served as Vice President-Finance and Administration of Dunhill Software Services, Inc., a software duplication company, from May 1994 to September 1995. Mr. Dessalet was a consultant for Dessalet & Associates, a business consulting firm, from January 1993 to May 1994. He was employed by National Poly Products, Inc., a producer of polyethylene packaging film in Mankato, Minnesota, from June 1968 to January 1993 in various capacities including Chief Financial Officer.

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     Thomas J. de Petra has been self-employed as a management consultant since June 1999, currently providing services through Vantage Advisory Services LLC, of which he is the President and founder. From August 1998 to June 1999, he served as Chief Operating Officer of International Concept Development, Inc., a restaurant and hotel developer. From October 1997 to August 1998, Mr. de Petra served as Chief Operating Officer of Illuminated Media Inc., an advertising company. From February 1996 to June 1997, Mr. de Petra served as Chief Executive Officer of Nortech Forest Technologies, Inc., continuing to provide services as a consultant until October 1997. Mr. de Petra was a management consultant from June 1993 to February 1996, and he was Chief Information Officer of IDC Holdings, Ltd. from June 1993 to November 1994. Mr. de Petra was President and owner of de Petra & Associates, Inc., a financial communications firm, formerly known as First Financial Investor Relations, Inc., from August 1986 to October 1993.

     James L. Reissner has served as President and Chief Operating Officer of Activar, Inc. since January 1996, prior to which, he served as Activar’s Chief Financial Officer beginning in 1992. In addition, Mr. Reissner is an officer of Magstar Technologies, Inc., serving as Chief Executive Officer since September 2001 and as President since September 2002. Mr. Reissner acted in various management and financial management capacities during the past twenty years, including Managing Director of the Minnesota Region of First Bank Systems, Inc., until 1990. Since September 10, 2001, Mr. Reissner serves also as Chief Executive Officer of MagStar Technologies, Inc. Mr. Reissner also serves as a director of Rimage Corporation (Nasdaq:RIMG) and Magstar Technologies, Inc. (Nasdaq:MGST).

     Richard (Rick) T. Speckmann has served as Chief Executive Officer and President of EmPerform, Inc., since March 2004. He served as Chief Executive Officer of Outside the Box, Inc. from November 2002 to March 2004. From April 2001 to November 2002, Mr. Speckmann served as President of Amcon Construction Company, LLC. From January 1997 to March 2001, Mr. Speckmann, served as President of Art Holdings Corporation. Prior to 1997, Mr. Speckmann served in various capacities with several Twin Cities companies, including Andcor Companies, Inc., InforMark Resources, Inc., Ehlert Publishing Group and Signdesign, Inc.

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EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth certain information regarding compensation paid or accrued during each of the Company’s last three fiscal years for the Chief Executive Officer and for each other person who served as an executive officer during 2004 whose total annual salary and bonus paid or accrued during 2004 exceeded $100,000.

		Annual Compensation
						Long Term	All Other
Name and Principal	Fiscal					Compensation	Compensation
Position	Year	Salary ($)		Bonus ($)	Other ($)	Options	($)(1)
Lorin E. Krueger	2004	153,365		85,200	—	—	3,762
President, Chief	2003	135,061		82,180	—	11,000	3,224
Executive Officer and	2002	129,751		60,520	—	11,000	2,954
Secretary

Jennifer A. Thompson	2004	105,923		12,090	—	—	4,201
Chief Financial Officer	2003	95,000		40,050	—	11,000	3,941
	2002	82,399		31,697	—	11,000	2,881

Dale A. Nordquist	2004	149,547	(2)	4,090	—	—	3,488
Senior VP of Sales and	2003	109,608		21,084	—	—	3,994
Marketing	2002	70,576		17,217		13,200	—

Terry E. Treanor	2004	94,507		12,166	—	—	3,525
VP of Manufacturing	2003	91,025		29,255	—	—	3,267
	2002	75,853		25,387	—	11,000	2,657

Steven W. Vogel	2004	94,015		7,575	—	—	3,314
Former VP of Engineering	2003	90,551		10,104	—	—	3,756
	2002	88,009		17,797	—	11,000	3,074

(1)	Represents contribution to the Company’s 401(k) Plan for executive officer’s benefit.

(2)	Includes commissions of $43,624.

Option Grants During 2004 Fiscal Year

     No stock options were granted during fiscal 2004 to the named executive officers in the Summary Compensation Table. The Company has not granted any stock appreciation rights.

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Option Exercises During 2004 Fiscal Year and Fiscal Year-End Option Values

     The following table provides information as to options exercised by the named executive officers in the Summary Compensation Table during 2004 and the number and value of options at December 31, 2004. The Company does not have any outstanding stock appreciation rights.

Value of
			Number of	Unexercised
			Unexercised	In-the-Money
	Shares		Options at	Options at
	Acquired	Value	December 31, 2004	December 31, 2004
Name	on Exercise	Realized(1)	Exercisable/Unexercisable	Exercisable/Unexercisable(1)
Lorin E. Krueger	11,000	$20,950	22,000 exercisable	$47,781 exercisable
			0 unexercisable	$0 unexercisable

Jennifer A. Thompson	—	—	39,517 exercisable	$74,750 exercisable
			7,920 unexercisable	$17,597 unexercisable

Dale A. Nordquist	7,920	19,620	2,200 exercisable	$6,088 exercisable
			22,440 unexercisable	$71,458 unexercisable

Terry E. Treanor	—	—	5,500 exercisable	$10,770 exercisable
			0 unexercisable	$0 unexercisable

Steven W. Vogel	13,200	$14,640	11,000 exercisable	$25,990 exercisable
			0 unexercisable	$0 unexercisable

(1)	Value is calculated on the basis of the difference between the option exercise price and the closing sale price for the Company’s Common Stock on the date of exercise or year-end, as the case may be, as quoted by the American Stock Exchange, multiplied by the number of shares of Common Stock underlying the option(s).

Employment Agreements and Termination of Employment Arrangements

     Lorin E. Krueger. The Company entered into an Employment Agreement effective January 1, 1999 with Lorin E. Krueger, the Company’s President and Chief Executive Officer, which agreement was amended on June 1, 2001 and August 27, 2003. The agreement’s term expires December 31, 2006, with additional one-year terms thereafter, unless either party gives notice to the other party 60 days prior to the end of such term that such party wishes to terminate the agreement. The agreement provides for an annual base salary in an amount determined by the Compensation Committee, which amount the Compensation Committee has determined to be $159,600 for 2005. Mr. Krueger is eligible to receive an annual bonus consisting of stock options and/or a cash payment at the sole discretion of the Compensation Committee. If Mr. Krueger terminates his employment for good reason during the two years following a change in control of the Company, he is entitled to an amount equal to the salary and bonus paid to him for the two fiscal years preceding such termination, which amount shall be paid in 24 equal monthly installments. Mr. Krueger has agreed that, during the two-year period following the termination of his employment, except following a change of control as described in the preceding sentence, he will not (i) compete with the Company, (ii) solicit or communicate with the Company’s customers or (iii) solicit any of the Company’s employees to leave the Company.

     Jennifer A. Thompson. The Company entered into an Employment Agreement effective October 24, 2003 with Jennifer A. Thompson, the Company’s Chief Financial Officer. The annual base salary has been determined to be $108,150 for 2005 in accordance with the terms of the agreement. Ms. Thompson is eligible to receive an annual bonus consisting of stock options and/or a cash payment at the Company’s discretion. Either party can terminate the agreement for any reason. If Ms. Thompson terminates her employment for good reason during the two years following a change in control of the Company, she is entitled to an amount equal to the salary and bonus paid to her for the two fiscal years preceding such termination, which amount shall be paid in 24 equal monthly installments. Ms. Thompson has agreed that, during the two-year period following the termination of her employment, except following a change of control as described in the preceding sentence, she will not (i) compete with the Company, (ii) solicit or communicate with the Company’s customers or (iii) solicit any of the Company’s employees to leave the Company.

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     Dale A. Nordquist. The Company entered into an Employment Agreement effective January 1, 2003 with Dale A. Nordquist, the Company’s Senior Vice President of Sales and Marketing. Pursuant to the terms of the agreement, the Company determined that Mr. Nordquist’s annual base salary for 2005 would be $108,150. In addition, Mr. Nordquist is entitled to commissions for certain sales to new customers. Either Mr. Nordquist or the Company can terminate the agreement at any time without notice.

Certain Transactions

     The Company had no transactions in which any director or executive officer, or any other member of their immediate family of any director or executive officer, had a material direct or indirect interest reportable under applicable Securities and Exchange Commission rules.

Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the “SEC”). Executive officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, the Company believes that, during fiscal year 2004, all executive officers, directors and greater than ten-percent beneficial owners complied with the applicable filing requirements.

INDEPENDENT PUBLIC ACCOUNTANT

     McGladrey & Pullen, LLP has served as the independent public accountants since May 1998 and has been selected to act as the Company’s independent public accountants for the current year ending December 31, 2005. Representatives of McGladrey & Pullen, LLP are expected to be present at the Annual Meeting, will be given an opportunity to make a statement regarding financial and accounting matters of the Company if they so desire, and will be available to respond to appropriate questions from the Company’s shareholders.

Audit Fees

     We paid the following fees to McGladrey & Pullen, LLP for fiscal years 2003 and 2004:

	2003	2004
Audit Fees	$87,000	$109,084
Audit-Related Fees	485	0
Tax Fees	8,700	4,930
All Other Fees	0	0

	$96,185	$114,014

     Audit-related fees are primarily for services in connection with potential acquisitions. Tax fees include fees for services provided in connection with tax planning and tax compliance.

     The Company’s Audit Committee has considered whether provision of the above non-audit services is compatible with maintaining accountants’ independence and has determined that such services are compatible with maintaining accountants’ independence.

Pre-Approval Policy

     The Audit Committee has not formally adopted a policy for pre-approval of all audit and non-audit services by its independent auditors, but it has routinely approved all audit and permitted non-audit services to be performed for the Company by its independent auditors.

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REPORT OF AUDIT COMMITTEE

     The Board of Directors maintains an Audit Committee comprised of the Company’s four outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies the Listing Standards of the American Stock Exchange (“AMEX”) that governs audit committees, Section 121(B), including the requirement that audit committee members all be “independent directors” as that term is defined by AMEX Listing Standards Section 121(A).

     In accordance with its written charter adopted by the Board of Directors (filed as Appendix A hereto), the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

(1)	reviewed and discussed the audited financial statements with management;

(2)	discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61; and

(3)	reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board’s Standard No.1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

     Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, as filed with the Securities and Exchange Commission.

Members of the Audit Committee
S. Robert Dessalet, Chairman
Thomas J. de Petra
James L. Reissner
Richard T. Speckmann

APPROVAL OF 2005 EQUITY INCENTIVE PLAN

(Proposal #3)

General

     On February 23, 2005, the Board of Directors adopted the Winland Electronics, Inc. 2005 Equity Incentive Plan (the “2005 Plan”), subject to approval by our shareholders. The Board believes that granting equity incentives to employees, officers, consultants, advisors and directors is an effective means to promote the future growth and development of Winland. Such Awards, among other things, increase these individuals’ proprietary interest in our success and enables Winland to attract and retain qualified personnel. The Board therefore recommends that all shareholders vote in favor of the 2005 Plan. Upon shareholder approval of the 2005 Plan, no further options will be granted under Winland’s 1997 Stock Option Plan.

Description of the 2005 Equity Incentive Plan

     A general description of the material features of the 2005 Plan follows, but this description is qualified in its entirety by reference to the full text of the Plan, a copy of which may be obtained without charge upon request to the Company’s Chief Financial Officer.

     General. Under the 2005 Plan, the Compensation Committee may award incentive or nonqualified stock options, restricted stock, stock appreciation rights, performance shares and performance units to those officers and employees of the Company (including any subsidiaries and affiliates), or to directors of or

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consultants or advisors to the Company, whose performance, in the judgment of the Board or Committee, can have a significant effect on the success of the Company. As of the date of the proxy, the Company had 112 employees, of which four are officers, and four directors who are not employees.

     Shares Available. The 2005 Plan provides for the issuance of up to 400,000 shares of Common Stock of the Company, subject to adjustment of such number in the event of certain increases or decreases in the number of outstanding shares of Common Stock of the Company effected as a result of stock splits, stock dividends, combinations of shares or similar transactions in which the Company receives no consideration. If any options or stock awards granted under the 2005 Plan expire or terminate prior to exercise, the shares subject to that portion of the option or stock award are available for subsequent grants.

     The total number of shares and the exercise price per share of Common Stock that may be issued pursuant to outstanding Awards are subject to adjustment by the Board of Directors upon the occurrence of stock dividends, stock splits or other recapitalizations, or because of mergers, consolidations, reorganizations or similar transactions in which we receive no consideration. The Board may also provide for the protection of Participants in the event of a merger, liquidation, reorganization, divestiture (including a spin-off) or similar transaction.

     Administration and Types of Awards. As permitted in the 2005 Plan, the Board of Directors has designated the Compensation Committee (hereinafter referred to as the “Administrator”) to administer the 2005 Plan. The Administrator has broad powers to administer and interpret the 2005 Plan, including the authority to (i) establish rules for the administration of the 2005 Plan, (ii) select the participants in the 2005 Plan, (iii) determine the types of awards to be granted and the number of shares covered by such awards, and (iv) set the terms and conditions of such awards. All determinations and interpretations of the Administrator are binding on all interested parties.

     Options. Options granted under the 2005 Plan may be either “incentive” stock options within the meaning of Section 422 of the Internal Revenue Code (“IRC”) or “nonqualified “ stock options that do not qualify for special tax treatment under the IRC. No incentive stock option may be granted with a per share exercise price less than the fair market value of a share of the Company’s Common Stock on the date the option is granted. The closing sale price of a share of the Company’s Common Stock was $4.94 on March 14, 2005.

     The period during which an option may be exercised and whether the option will be exercisable immediately, in stages, or otherwise is set by the Administrator. An incentive stock option may not be exercisable more than ten (10) years from the date of grant. Participants generally must pay for shares upon exercise of options with cash, certified check or Common Stock of Winland valued at the stock’s then “fair market value” as defined in the 2005 Plan. Each incentive option granted under the 2005 Plan is nontransferable during the lifetime of the Participant. A nonqualified stock option may, if permitted by the Administrator, be transferred to certain family members, family limited partnerships and family trusts.

     The Administrator may, in its discretion, modify or impose additional restrictions on the term or exercisability of an option. The Administrator may also determine the effect a Participant’s termination of employment with Winland or a subsidiary may have on the exercisability of such option. The grants of stock options under the 2005 Plan are subject to the Administrator’s discretion.

     Restricted Stock Award, Performance Share Awards and Performance Units. The Administrator is also authorized to grant awards of restricted stock, performance shares and performance units. Each restricted stock award granted under the 2005 Plan shall be for a number of shares as determined by the Administrator, and the Administrator, in its discretion, may also establish continued employment, vesting or other conditions that must be satisfied for the restrictions on the transferability of the             shares and the risks of forfeiture to lapse. Performance share awards generally provide the recipient with the opportunity to receive shares of the Company’s Common Stock and performance units generally provide recipients with the opportunity to receive cash awards, but only if the Company’s financial goals or other business objectives are achieved over specified performance periods.

     Stock Appreciation Rights. A stock appreciation right may be granted independent of or in tandem with a previously or contemporaneously granted stock option, as determined by the Administrator. Generally,

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upon the exercise of a stock appreciation right, the recipient will receive cash, shares of Common Stock or some combination of cash and shares having a value equal to the excess of (i) the fair market value of a specified number of shares of the Company’s Common Stock, over (ii) a specified exercise price. If the stock appreciation right is granted in tandem with a stock option, the exercise of the stock appreciation right will generally cancel a corresponding portion of the option, and, conversely, the exercise of the stock option will cancel a corresponding portion of the stock appreciation right. The Administrator will determine the term of the stock appreciation right and how it will become exercisable. A stock appreciation right may not be transferred by an optionee except by will or the laws of descent and distribution.

     Amendment. The Board of Directors may, from time to time, suspend or discontinue the 2005 Plan or revise or amend it in any respect; provided, (i) no such revision or amendment may impair the terms and conditions of any outstanding option or stock award to the material detriment of the participant without the consent of the participant except as authorized in the event of merger, consolidation or liquidation of the Company, (ii) the 2005 Plan may not be amended in any manner that will (a) materially increase the number of shares subject to the 2005 Plan except as provided in the case of stock splits, consolidations, stock dividends or similar events, (b) change the designation of the class of employees eligible to receive awards; (c) decrease the price at which options will be granted; or (d) materially increase the benefits accruing to participants under the 2005 Plan without the approval of the shareholders, to the extent such approval is required by applicable law or regulation.

Federal Income Tax Matters

     Options. Under present law, an optionee will not realize any taxable income on the date a nonqualified option is granted pursuant to the 2005 Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, ordinary income equal to the difference between the option price and the fair market value of the Company’s Common Stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which nonqualified options are exercised equal to the amount of ordinary income recognized by those optionees exercising options, and must withhold income and other employment related taxes on such ordinary income.

     Incentive stock options granted under the 2005 Plan are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended. Under Section 422, an optionee recognizes no taxable income when the option is granted. Further, the optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option’s grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares.

     Restricted Stock Awards. Generally, no income is taxable to the recipient of a restricted stock award in the year that the award is granted. Instead, the recipient will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the transfer restrictions lapse. Alternatively, if a recipient makes a “Section 83(b)” election, the recipient will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. The Company normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

     Performance Share and Performance Unit Awards. A recipient of performance shares or performance units will recognize compensation taxable as ordinary income equal to the value of the shares of Common Stock or the cash received, as the case may be, in the year that the recipient receives payment. The Company normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

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     Stock Appreciation Rights. Generally, a recipient of a stock appreciation right will recognize compensation taxable as ordinary income equal to the value of the shares of Common Stock or the cash received in the year that the stock appreciation right is exercised. The Company normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

New Plan Benefits

     No options or other stock awards have been granted to date under the 2005 Plan. Except for the automatic grants to Non-Employee Directors, future grants and awards under the 2005 Plan cannot be determined at this time.

Equity Compensation Plan Information

     The following table summarizes our equity compensation plan information as of December 31, 2004.

	Number of securities	Weighted average	Number of securities remaining
	to be issued upon	exercise price of	available for future issuance
	exercise of	outstanding	under equity compensation
	outstanding options,	options, warrants	plans (excluding securities
Plan category	warrants and rights	and rights	reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	314,557	$1.98	181,915	(1)
Equity compensation plans not approved by security holders (2)	39,697	$1.85	0
TOTAL	354,254	$1.96	181,915

(1)	Includes 34,115 shares available for issuance under the Company’s 1997 Employee Stock Purchase Plan.

(2)	The plan consists of a five-year warrant to purchase shares of the Company’s Common Stock which was issued on February 19, 2003 to Hayden Communications, Inc. as partial consideration for entering into a consulting agreement; the warrant vests over a 24-month period.

Vote Required; Recommendation

     The Board recommends adoption of the 2005 Equity Incentive Plan. Approval of the 2005 Equity Incentive Plan requires the affirmative vote of the holders of the greater of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, provided that such majority must be greater than 25% of the Company’s outstanding shares.

OTHER BUSINESS

     Management knows of no other matters to be presented at the 2005 Annual Meeting. If any other matter properly comes before the 2005 Annual Meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

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SHAREHOLDER PROPOSALS AND NOMINATIONS OF DIRECTOR CANDIDATES

     Under the SEC Rules, we are required to provide the following information to you based on the assumption that the date for our annual meeting in 2006 will not deviate more than thirty (30) days from the date for this Annual Meeting: Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 2006 annual meeting of shareholders must be received by the Company by December 5, 2005 to be considered for inclusion in the Company’s proxy statement and related proxy for the 2006 annual meeting. Also, the Company’s Bylaws permit shareholders to make nominations for the election of directors and propose business to be brought before any regular meeting of shareholders, provided advance written notice of such nomination or proposal is received by the Company after January 4, 2006, but on or before February 3, 2006. According to the Company’s bylaws, a shareholder nomination or proposal received outside of this time period will be considered untimely and the chairman of the meeting shall refuse to acknowledge such untimely nomination or proposal.

     We will inform you of any changes of the aforesaid dates in a timely manner and will provide notice of the new dates in our earliest possible quarterly report on Form 10-QSB.

     Any shareholder nomination or proposal must provide the information required by the Company’s Bylaws and comply with any applicable laws and regulations. All submissions should be made to the Secretary of the Company at the Company’s principal offices at 1950 Excel Drive, Mankato, Minnesota 56001.

ANNUAL REPORT

     A copy of the Company’s Annual Report to Shareholders for the fiscal year ended December 31, 2004, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No portion of the Annual Report is incorporated herein or is to be considered proxy soliciting material.

FORM 10-KSB

     THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND A LIST OF EXHIBITS TO SUCH FORM 10-KSB. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB UPON THE ADVANCE PAYMENT OF REASONABLE FEES. REQUESTS FOR A COPY OF THE FORM 10-KSB AND/OR ANY EXHIBIT(S) SHOULD BE DIRECTED TO THE CHIEF FINANCIAL OFFICER OF WINLAND ELECTRONICS, INC., 1950 EXCEL DRIVE, MANKATO, MINNESOTA 56001. YOUR REQUEST MUST CONTAIN A REPRESENTATION THAT, AS OF MARCH 14, 2005, YOU WERE A BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE 2005 ANNUAL MEETING OF SHAREHOLDERS.

BY ORDER OF THE BOARD OF DIRECTORS

Lorin E. Krueger
Dated: April 4, 2005	President and Chief Executive Officer

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APPENDIX A

CHARTER FOR THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS OF
WINLAND ELECTRONICS, INC.

I. PURPOSE

     The primary function of the Audit Committee of Winland Electronics, Inc. (the “Company”) is to provide oversight by reviewing the financial reports and other financial information provided by the Company to any governmental body or the public; the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company’s auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system.

•	Coordinate, review and appraise the audit efforts of the Company’s independent accountants.

•	Communicate directly with the independent accountants, the financial and senior management, and the Board of Directors regarding the matters related to the Committee’s responsibilities and duties.

     The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section III of this Charter.

II. MEMBERSHIP

     The Committee shall be comprised of three or more directors elected by the Board, each of whom shall be independent (as such term is defined by applicable laws and regulations or the Company’s corporate governance policies, if any). Committee members shall serve until the next annual organizational meeting of the Board, or until their successors are duly elected and qualified. The Chair of the Committee shall be elected by the Board. In the absence of the election of a Chair by the Board, the members of the Committee shall elect a Chair by majority vote of the Committee membership. In addition, no member of the Audit Committee shall receive any compensation whatsoever from the Company other than compensation paid to such member as a director of the Company and member of one or more committee of the Company’s Board of Directors.

     All Committee members shall have a working familiarity with basic finance and accounting practices and shall be able to read and understand financial statements at the time of their appointment to the Committee. At least one member of the Committee shall be a “financial expert,” as such term is defined in applicable securities laws and regulations.

III. RESPONSIBILITIES AND DUTIES

     Documents/Reports Review

•	Review and update this Charter periodically, at least annually, as conditions and applicable laws and regulations dictate.

•	Review the Company’s annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent accountants or management.

•	Review with financial management and the independent accountants any release of earnings prior to its issuance and any Form 10-QSB or 10-KSB prior to its filing.

     Independent Accountants

•	Appoint, compensate and oversee the Company’s independent auditors. The Company’s independent auditors shall report directly to the Committee. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Company to determine the accountants’ independence.

•	Review the performance of the independent accountants and discharge the independent accountants when circumstances warrant.

•	Periodically consult with the independent accountants out of the presence of management regarding the adequacy of internal controls and the fullness and accuracy of the Company’s financial statements.

•	Pre-approve all audit services and non-audit services to be performed by the Company’s independent auditors.

•	Discuss with the independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented.

•	Obtain and review the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented.

     Audit Committee Report

•	The Audit Committee shall prepare the annual Audit Committee Report required by Item 306 of Regulation S-B of the Exchange Act of 1934 (or any successor provision) to be included in the Company’s annual proxy statement.

     Related-Party Transactions

•	Review and approve all related-party transactions to which the Company may be a party prior to their implementation to assess whether such transactions meet applicable legal requirements.

•	Review on at least an annual basis the expense reimbursements of officers and directors.

     Financial Reporting Processes

•	In consultation with the independent accountants and management, review the integrity of the Company’s financial reporting processes, both internal and external.

•	Consider and revise, if appropriate, the Company’s auditing and accounting principles and practices.

•	Consider the adequacy of the financial and accounting staff.

     Ethical and Legal Compliance

•	Review periodically the Company’s Code of Ethical Conduct applicable to senior financial officers and management’s enforcement of the Code as it relates to the Company’s financial reporting process and internal control system.

•	Ensure that management has the proper review system in place to ensure that the Company’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

•	Review, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

•	Establish and maintain procedures for efficiently responding to complaints received by the Committee regarding accounting, internal accounting controls and auditing. At a minimum, these procedures shall allow employees to submit concerns regarding questionable accounting and auditing matters on a confidential, anonymous basis.

•	Perform any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Committee or the Board deems necessary or appropriate.

IV. AUTHORITY

     The Audit Committee shall have the authority as and when it shall determine to be necessary or appropriate to the functions of the Audit Committee, to:

i.	At the expense of the Company, to consult with the Company’s outside legal counsel and other advisors or to engage independent consultants and advisors, including legal and financial advisors, to assist it with its functions;

ii.	To request from the Chief Executive Officer, the Chief Financial Officer and such other members of Company management as the Committee shall deem appropriate advice and information, orally or in writing, concerning the Company’s business operations and financial condition relevant to the functions of the Committee.

V. MEETINGS AND MINUTES

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet periodically with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately.

     The Audit Committee will maintain written minutes of its meeting. Such minutes will be provided to the Board of Directors, and filed with the minutes of the meetings of the Board of Directors.

VI. MANAGEMENT COOPERATION

     Management of the Company is requested to cooperate with the Audit Committee, and to render assistance to the Audit Committee as it shall request in carrying out its functions.

WINLAND ELECTRONICS, INC.
2005 EQUITY INCENTIVE PLAN

SECTION 1.
DEFINITIONS

     As used herein, the following terms shall have the meanings indicated below:

     (a) “Administrator” shall mean the Board or the Committee, as the case may be.

     (b) “Affiliate” shall mean a Parent or Subsidiary of the Company.

     (c) “Award” shall mean any grant of an Option, Restricted Stock Award, Stock Appreciation Right or Performance Award.

     (d) “Committee” shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. If the Company’s securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, then, to the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a “non-employee director.” Solely for purposes of this Section 1(a), “non-employee director” shall have the same meaning as set forth in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended. Further, to the extent necessary for compliance with the limitations set forth in Internal Revenue Code Section 162(m), each of the members of the Committee shall be an “outside director” within the meaning of Code Section 162(m) and the regulations issued thereunder.

     (e) The “Company” shall mean Winland Electronics, Inc., a Minnesota corporation.

     (f) “Fair Market Value” as of any date shall mean (i) if such stock is listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next preceding day on which there was a sale of stock; (ii) if such stock is not so listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to the Company’s Common Stock.

     (g) The “Internal Revenue Code” is the Internal Revenue Code of 1986, as amended from time to time.

     (h) “Non-Employee Director” shall mean members of the Board who are not employees of the Company or any subsidiary.

     (i) “Option” means an incentive stock option or nonqualified stock option granted pursuant to the Plan.

     (j) “Option Stock,” “Stock” or “Common Stock” shall mean Common Stock of the Company (subject to adjustment as described in Section 14) reserved for Options, Restricted Stock Awards, Stock Appreciation Rights and Performance Shares pursuant to this Plan.

     (k) “Parent” shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company’s outstanding stock.

     (l) The “Participant” means a key employee of the Company or any Subsidiary to whom an incentive stock option has been granted pursuant to Section 9; a consultant or advisor to, or director (including a Non-Employee Director), key employee or officer, of the Company or any Subsidiary to whom a nonqualified stock option has been granted pursuant to Section 10; a Non-Employee Director to whom a nonqualified stock option has been granted pursuant to Section 14; or a consultant or advisor to, or director, key employee or officer, of the Company or any Subsidiary to whom a Restricted Stock Award has been granted pursuant to Section 11; or a consultant or advisor to, or director, key employee or officer, of the Company or any Subsidiary to whom a Performance Award has been granted pursuant to Section 12; or a consultant or advisor to, or director, key employee or officer, of the Company or any Subsidiary to whom a Stock Appreciation Right has been granted pursuant to Section 13.

     (m) “Performance Award” shall mean any Performance Shares or Performance Units granted pursuant to Section 12 hereof.

     (n) “Performance Period” shall mean the period, established at the time any Performance Award is granted or at any time thereafter, during which any performance goals specified by the Administrator with respect to such Performance Award are to be measured.

     (o) “Performance Share” shall mean any grant pursuant to Section 12 hereof of an award, which value, if any, shall be paid to a Participant by delivery shares of Common Stock of the Company upon achievement of such performance goals during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

     (p) “Performance Unit” shall mean any grant pursuant to Section 12 hereof of an award, which value, if any, shall be paid to a Participant by delivery of cash upon achievement of such performance goals during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

     (q) The “Plan” means the Winland Electronics, Inc. 2005 Equity Incentive Plan, as amended hereafter from time to time, including the form of Agreements as they may be modified by the Administrator from time to time.

     (r) “Restricted Stock Award” shall mean any grant of restricted shares of Common Stock of the Company pursuant to Section 11 hereof.

     (s) “Stock Appreciation Right” shall mean a grant pursuant to Section 13 hereof.

     (t) A “Subsidiary” shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.

SECTION 2.

PURPOSE

     The purpose of the Plan is to promote the success of the Company and its Subsidiaries by facilitating the employment and retention of competent personnel and by furnishing incentive to officers, directors, employees, consultants, and advisors upon whose efforts the success of the Company and its Subsidiaries will depend to a large degree.

     It is the intention of the Company to carry out the Plan through the granting of Options which will qualify as “incentive stock options” under the provisions of Section 422 of the Internal Revenue Code, or any successor provision, pursuant to Section 9 of this Plan, through the granting of Options that are “nonqualified stock options” pursuant to Sections 10 and 14 of this Plan, through the granting of Restricted Stock Awards pursuant to Section 11 of this Plan, through the granting of Performance Awards pursuant to Section 12 of this Agreement and through the granting of Stock Appreciation Rights pursuant to Section 13 hereof. Adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the adoption of the Plan by the Board of Directors. In no event shall any Options, Restricted Stock Awards, Performance Awards or Stock Appreciation Rights be granted prior to the date this Plan is approved by the shareholders of the Company.

SECTION 3.

EFFECTIVE DATE OF PLAN

     The Plan shall be effective as of the date of adoption by the Board of Directors, subject to approval by the shareholders of the Company as required in Section 2.

SECTION 4.

ADMINISTRATION

     The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the “Board”) or by a Committee which may be appointed by the Board from time to time to administer the Plan (hereinafter collectively referred to as the “Administrator”). Except as otherwise provided herein, the Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority to determine, in its sole discretion, whether an Award shall be granted; the individuals to whom, and the time or times at which, such Awards shall be granted; the number of shares subject to each such Award, the performance criteria, if any, and any other terms and conditions of each Award. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective Awards (which may vary from Participant to Participant) evidencing each Award, and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator’s interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

     No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

SECTION 5.

PARTICIPANTS

     The Administrator shall from time to time, at its discretion and without approval of the shareholders, designate those employees, officers, directors, consultants, and advisors of the Company or of any Subsidiary to whom Awards shall be granted under this Plan; provided, however, that consultants or advisors shall not be eligible to receive Awards hereunder unless such consultant or advisor renders bona fide services to the Company or Subsidiary and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities. The Administrator shall, from time to time, at its discretion and without approval of the shareholders, designate those employees of the Company or any Subsidiary to whom Awards shall be granted under this Plan; provided, however, that Non-Employee Directors will be granted nonqualified stock options pursuant to Section 14 of the Plan without any further action by the Administrator. The Administrator may grant additional Awards under this Plan to some or all Participants then holding Awards, or may grant Awards solely or partially to new Participants. In designating Participants, the Administrator shall also determine the number of shares subject to each Award granted to each Participant and, with respect to Performance Awards, the performance criteria applicable to each Participant. The Administrator may from time to time designate individuals as being ineligible to participate in the Plan.

SECTION 6.

STOCK

     The capital stock to be issued under this Plan shall consist of authorized but unissued shares of Stock. Four Hundred Thousand (400,000) shares of Stock shall be reserved and available for Awards under the Plan; provided, however, that the total number of shares of Stock reserved for Awards under this Plan shall be subject to adjustment as provided in Section 15 of the Plan. In the event that any outstanding Option, Stock Appreciation Right, Performance Share Award or Restricted Stock Award under the Plan for any reason expires or is terminated prior to the exercise of the Option or Stock Appreciation Right, prior to the achievement of the performance criteria under the Performance Share Award, or prior to the lapsing of the risks of forfeiture on the Restricted Stock Award, the shares of Stock allocable to the unexercised portion of such Option or Stock Appreciation Right, to the unearned portion of the Performance Share Award or to the forfeited portion of the Restricted Stock Award shall continue to be reserved for Options, Stock Appreciation Rights, Performance Share Awards and Restricted Stock Awards under the Plan and may be optioned or awarded hereunder.

SECTION 7.

DURATION OF PLAN

     Incentive stock options may be granted pursuant to the Plan from time to time during a period of ten (10) years from the effective date as defined in Section 3. Other Awards may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Board.

SECTION 8.

PAYMENT

     Participants may pay for shares of Stock of the Company upon exercise of Options granted pursuant to this Plan with cash, personal check, certified check or, if approved by the Administrator in its sole discretion, previously-owned shares of the Company’s Common Stock, or any combination thereof, or such other form of payment as may be authorized by the Administrator. Any Stock so tendered as part of such payment shall be valued at such Stock’s then Fair Market Value. The Administrator may, in its sole discretion, limit the forms of payment available to the Participant and may exercise such discretion any time prior to the termination of the Option granted to the Participant or upon any exercise of the Option by the Participant. “Previously-owned shares” means shares of the Company’s Common Stock which the Participant has owned for at least six (6) months prior to the exercise of the stock option, or for such other period of time as may be required by generally accepted accounting principles.

     With respect to payment in the form of Common Stock of the Company, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

SECTION 9.

TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

     Each incentive stock option granted pursuant to this Section 9 shall be evidenced by a written stock option agreement (the “Option Agreement”). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

     (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the incentive stock option. Except as permitted by Section 424(d) of the Internal Revenue Code, or any successor provision, the option price per share shall not be less than one hundred percent (100%) of the per share Fair Market Value of the Company’s Common Stock on the date the Administrator grants the option; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the option price per share of an incentive stock option granted to such Participant shall not be less than one hundred ten percent (110%) of the per share Fair Market Value of the Company’s Common Stock on the date of the grant of the option. The Administrator shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

     (b) Term and Exercisability of Incentive Stock Option. The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Administrator. In no event shall any incentive stock option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Parent or any Subsidiary, the incentive stock option granted to such Participant shall be exercisable during a term of not more than five (5) years after the date on which it is granted.

     The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which such option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of such option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercisability of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

     (c) Nontransferability. No incentive stock option shall be transferable, in whole or in part, by the Participant other than by will or by the laws of descent and distribution. During the Participant’s lifetime, the incentive stock option may be exercised only by the Participant. If the Participant shall attempt any transfer of any incentive stock option granted under the Plan during the Participant’s lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.

     (d) No Rights as Shareholder. A Participant (or the Participant’s successor or successors) shall have no rights as a shareholder with respect to any shares covered by an incentive stock option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 15 of the Plan).

     (e) Withholding. The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of an incentive stock option or a “disqualifying disposition” of shares acquired through the exercise of an incentive stock option as defined in Code Section 421(b). In the event the Participant is required under the Option Agreement to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligation, in whole or in part, by electing to have the Company or its Affiliate withhold shares of Option Stock otherwise issuable to the Participant as a result of the exercise of the incentive stock option having a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Company or its Affiliate withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to have shares withheld for this purpose shall be made on or before the date the incentive stock option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

     (f) Other Provisions. The Option Agreement authorized under this Section 9 shall contain such other provisions as the Administrator shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary to ensure that such Option will be considered an “incentive stock option” as defined in Section 422 of the Internal Revenue Code or to conform to any change therein.

SECTION 10.

TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

     Each nonqualified stock option granted pursuant to this Section 10 shall be evidenced by a written Option Agreement. The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

     (a) Number of Shares and Option Price. The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Administrator, the option price per share shall be one hundred percent (100%) of the per share Fair Market Value of the Company’s Common Stock on the date the Administrator grants the option.

     (b) Term and Exercisability of Nonqualified Stock Option. The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Administrator. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which such option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of such option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercisability of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

     (c) Transferability. The Administrator may, in its sole discretion, permit the Participant to transfer any or all nonqualified stock options to any member of the Participant’s “immediate family” as such term is defined in Rule 16a-1(e) promulgated under the Securities Exchange Act of 1934, or any successor provision, or to one or more trusts whose beneficiaries are members of such

Participant’s “immediate family” or partnerships in which such family members are the only partners; provided, however, that the Participant cannot receive any consideration for the transfer and such transferred nonqualified stock option shall continue to be subject to the same terms and conditions as were applicable to such nonqualified stock option immediately prior to its transfer.

     (d) No Rights as Shareholder. A Participant (or the Participant’s successor or successors) shall have no rights as a shareholder with respect to any shares covered by a nonqualified stock option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 15 of the Plan).

     (e) Withholding. The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of a nonqualified stock option. In the event the Participant is required under the Option Agreement to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligation, in whole or in part, by electing to have the Company or its Affiliate withhold shares of Option Stock otherwise issuable to the Participant as a result of the exercise of the nonqualified stock option having a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Company or its Affiliate withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to have shares withheld for this purpose shall be made on or before the date the nonqualified stock option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

     (f) Other Provisions. The Option Agreement authorized under this Section 10 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 11.

RESTRICTED STOCK AWARDS

     Each Restricted Stock Award granted pursuant to this Section 11 shall be evidenced by a written restricted stock agreement (the “Restricted Stock Agreement”). The Restricted Stock Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Restricted Stock Agreement shall comply with and be subject to the following terms and conditions:

     (a) Number of Shares. The Restricted Stock Agreement shall state the total number of shares of Stock covered by the Restricted Stock Award.

     (b) Risks of Forfeiture. The Restricted Stock Agreement shall set forth the risks of forfeiture, if any, which shall apply to the shares of Stock covered by the Restricted Stock Award, and shall specify the manner in which such risks of forfeiture shall lapse. The Administrator may, in its sole discretion, modify the manner in which such risks of forfeiture shall lapse but only with respect to those shares of Stock which are restricted as of the effective date of the modification.

     (c) Issuance of Restricted Shares. The Company shall cause to be issued one or more stock certificates representing such shares of Stock in the Participant’s name, and shall hold each such certificate until such time as the risk of forfeiture and other transfer restrictions set forth in the Participant’s Restricted Stock Agreement have lapsed with respect to the shares represented by the certificate. The Company may place a legend on such certificates describing the risks of forfeiture and other transfer restrictions set forth in the Participant’s Restricted Stock Agreement and providing for the cancellation of such certificates if the shares of Stock subject to the Restricted Stock Award are forfeited.

     (d) Rights as Shareholder. Until the risks of forfeiture have lapsed or the shares subject to such Restricted Stock Award have been forfeited, the Participant shall be entitled to vote the shares of Stock represented by such stock certificates and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a shareholder with respect to such shares.

     (e) Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Restricted Stock Award. In the event the Participant is required under the Restricted Stock Agreement to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Stock received pursuant to a Restricted Stock Award on which the risks of forfeiture have lapsed. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such Restricted Stock. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

     (f) Nontransferability. No Restricted Stock Award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution, prior to the date the risks of forfeiture described in the Restricted Stock Agreement have lapsed. If the Participant shall attempt any transfer of any Restricted Stock Award granted under the Plan prior to such date, such transfer shall be void and the Restricted Stock Award shall terminate.

     (g) Other Provisions. The Restricted Stock Agreement authorized under this Section 11 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 12.

PERFORMANCE AWARDS

     Each Performance Award granted pursuant to this Section 12 shall be evidenced by a written agreement (the “Performance Award Agreement”). The Performance Award Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Performance Award Agreement shall comply with and be subject to the following terms and conditions:

     (a) Awards. Performance Awards in the form of Performance Units or Performance Shares may be granted to any Participant in the Plan. Performance Units shall consist of monetary awards which may be earned or become vested in whole or in part if the Company achieves certain goals established by the Administrator over a specified Performance Period. Performance Shares shall consist of shares of Stock or other Awards denominated in shares of Stock that may be earned or become vested in whole or in part if the Company achieves certain goals established by the Administrator over a specified Performance Period.

     (b) Performance Goals, Performance Period and Payment. The Performance Award Agreement shall set forth:

     (i) the number of Performance Units or Performance Shares subject to the Performance Award, and the dollar value of each Performance Unit;

     (ii) one or more performance goals established by the Administrator based on any one, or combination of, earnings per share, return on equity, return on assets, total shareholder return, net operating income, cash flow, increase in revenue, economic value added, increase in share price or cash flow return on investment, including threshold, target and maximum levels;

     (iii) the Performance Period over which Performance Units or Performance Shares may be earned or may become vested;

     (iv) the extent to which partial achievement of the goal(s) may result in a payment or vesting of the Performance Award, as determined by the Administrator; and

     (v) the date upon which payment of Performance Units will be made or Performance Shares will be issued, as the case may be, and the extent to which such payment or the receipt of such Shares may be deferred.

     (c) Regulatory Compliance. This Section 12 is intended to comply with the performance-based compensation requirements of Section 162(m) of the Internal Revenue Code and shall be interpreted in accordance with the rules and regulations thereunder.

     (d) Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Performance Award. In the event the Participant is required under the Performance Award Agreement to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

     (e) Nontransferability. No Performance Award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Performance Award granted under the Plan, such transfer shall be void and the Performance Award shall terminate.

     (f) No Rights as Shareholder. A Participant (or the Participant’s successor or successors) shall have no rights as a shareholder with respect to any shares covered by a Performance Award until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 15 of the Plan).

     (g) Other Provisions. The Performance Award Agreement authorized under this Section 12 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 13.

STOCK APPRECIATION RIGHTS

     Each Stock Appreciation Right granted pursuant to this Section 13 shall be evidenced by a written agreement (the “Stock Appreciation Agreement”). The Stock Appreciation Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Stock Appreciation Agreement shall comply with and be subject to the following terms and conditions:

     (a) Awards. A Stock Appreciation Right shall entitle the Participant to receive, upon exercise, cash, shares of Stock, or any combination thereof, having a value equal to the excess of (i) the Fair Market Value of a specified number of shares of Stock on the date of such exercise, over (ii) a specified exercise price. Unless otherwise determined by the Administrator, the specified exercise price shall not be less than 100% of the Fair Market Value of such shares of

Stock on the date of grant of the Stock Appreciation Right. A Stock Appreciation Right may be granted independent of or in tandem with a previously or contemporaneously granted Option.

     (b) Term and Exercisability. The term during which any Stock Appreciation Right granted under the Plan may be exercised shall be established in each case by the Administrator. The Stock Appreciation Agreement shall state when the Stock Appreciation Right becomes exercisable and shall also state the maximum term during which such Stock Appreciation Right may be exercised. In the event a Stock Appreciation Right is exercisable immediately, the manner of exercise of such Stock Appreciation Right in the event it is not exercised in full immediately shall be specified in the Stock Appreciation Agreement. The Administrator may accelerate the exercisability of any Stock Appreciation Right granted hereunder which is not immediately exercisable as of the date of grant. If a Stock Appreciation Right is granted in tandem with an Option, Stock Appreciation Agreement shall set forth the extent to which the exercise of all or a portion of the Stock Appreciation Right shall cancel a corresponding portion of the Option, and the extent to which the exercise of all or a portion of the Option shall cancel a corresponding portion of the Stock Appreciation Right.

     (c) Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Stock Appreciation Right. In the event the Participant is required under the Stock Appreciation Right to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

     (d) Nontransferability. No Stock Appreciation Right shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Stock Appreciation Right granted under the Plan, such transfer shall be void and the Stock Appreciation Right shall terminate.

     (e) No Rights as Shareholder. A Participant (or the Participant’s successor or successors) shall have no rights as a shareholder with respect to any shares covered by a Stock Appreciation Right until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 15 of the Plan).

     (f) Other Provisions. The Stock Appreciation Agreement authorized under this Section 13 shall contain such other provisions as the Administrator shall deem advisable, including but not limited to any restrictions on the exercise of the Stock Appreciation Right which may be necessary to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended.

SECTION 14.

AUTOMATIC OPTION GRANTS TO NON-EMPLOYEE DIRECTORS

     (a) Upon Joining Board. Each Non-Employee Director of the Company whose initial election or appointment to the Board of Directors occurs on or after the date this Plan is approved by the Company’s shareholders shall, as of the date of such election, automatically be granted an option to purchase 5,500 shares of Common Stock at an option price per share equal to 100% of the Fair Market Value of the Common Stock on such date. Options granted pursuant to this subsection (a) shall be immediately exercisable upon grant.

     (b) Upon Re-election to Board. Each Non-Employee Director who, on and after the date this Plan is approved by the Company’s shareholders, is re-elected as a director of the Company or whose term of office continues after a meeting of shareholders at which directors are elected shall, as of the date of such re-election or shareholder meeting, automatically be granted an option to purchase 5,500 shares of the Common Stock at an option price per share equal to 100% of the Fair Market Value of the Common Stock on the date of such re-election or shareholder meeting. Options granted pursuant to this subsection (b) shall be immediately exercisable in full.

     (c) General. No director shall receive more than one option to purchase shares pursuant to this Section 14 in any one fiscal year. All options granted pursuant to this Section 14 shall be designated as nonqualified options and shall be subject to the same terms and provisions as are then in effect with respect to granting of nonqualified options to officers and employees of the Company, except that the option shall expire ten (10) years after the date of grant; provided, however, that in the event of the death of the optionee, the option shall expire on the earlier of (i) six (6) months after the date of death and (ii) ten (10) years after the date of grant.

SECTION 15.

RECAPITALIZATION, SALE, MERGER, EXCHANGE
OR LIQUIDATION

     In the event of an increase or decrease in the number of shares of Common Stock resulting from a subdivision or consolidation of shares, stock dividend, or stock split, the Board may, in its sole discretion, adjust the number of shares of Stock reserved under Section 6 hereof, the number of shares of Stock underlying the automatic option grants in Section 14 hereof, the number of shares of Stock covered by each Award, and, if applicable, the price per share thereof to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

     Unless otherwise provided in the agreement with respect to an Award, in the event of an acquisition of the Company through the sale of substantially all of the Company’s assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture or liquidation of the Company (collectively referred to as a “transaction”), the Board may provide for one or more of the following:

     (a) the equitable acceleration of the exercisability of any outstanding Options or Stock Appreciation Rights, the vesting and payment of any Performance Awards, or the lapsing of the risks of forfeiture on any Restricted Stock Awards;

     (b) the complete termination of this Plan, the cancellation of outstanding Options or Stock Appreciation Rights not exercised prior to a date specified by the Board (which date shall give Participants a reasonable period of time in which to exercise such Award prior to the effectiveness of such transaction), the cancellation of any Performance Award and the cancellation of any Restricted Stock Awards for which the risks of forfeiture have not lapsed;

     (c) that Participants holding outstanding Options and Stock Appreciation Rights shall receive, with respect to each share of Stock subject to such Awards, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction over the price per share of such Options or Stock Appreciation Rights; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of Common Stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein;

     (d) that Participants holding outstanding Restricted Stock Awards and Performance Share Awards shall receive, with respect to each share of Stock subject to such Awards, as of the effective date of any such transaction, cash in an amount equal to the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of Common Stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein;

     (e) the continuance of the Plan with respect to the exercise of Options or Stock Appreciation Rights which were outstanding as of the date of adoption by the Board of such plan for such transaction and provide to Participants holding such Options and Stock Appreciation Rights the right to exercise their respective Options or Stock Appreciation Rights as to an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction; and

     (f) the continuance of the Plan with respect to Restricted Stock Awards for which the risks of forfeiture have not lapsed as of the date of adoption by the Board of such plan for such transaction and provide to Participants holding such Awards the right to receive an equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction.

     The Board may restrict the rights of or the applicability of this Section 15 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an Award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 16.

INVESTMENT PURPOSE

     No shares of Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company’s counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Stock to Participant, the Administrator may require Participant to (a) represent that the shares of Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Participant shall not dispose of the shares of Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

     As a further condition to the issuance of Stock to Participant, Participant agrees to the following:

     (a) In the event the Company advises Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their rights to the Common Stock underlying Awards, Participant will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any Award granted to Participant pursuant to the Plan or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

     (b) In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised Options or Stock Appreciation Rights so as to comply with any state’s securities or Blue Sky law limitations with respect thereto, the Board shall have the right (i) to accelerate the exercisability of any Award and the date on which such Award must be exercised, provided that the Company gives Participant prior written notice of such acceleration, and (ii) to cancel any Awards or portions thereof which Participant does not exercise prior to or contemporaneously with such public offering.

     (c) In the event of a transaction (as defined in Section 15 of the Plan), Participant will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Participant is an “affiliate” (as defined in such applicable legal and accounting principles) at the time of the transaction, and Participant will execute any documents necessary to ensure compliance with such rules.

     The Company reserves the right to place a legend on any stock certificate issued upon the exercise of an Award pursuant to the Plan to assure compliance with this Section 15.

SECTION 17.

AMENDMENT OF THE PLAN

     The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 15, shall impair the terms and conditions of any Award which is outstanding on the date of such revision or amendment to the material detriment of the Participant without the consent of the Participant. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 15 hereof, (ii) change the designation of the class of employees eligible to receive Awards, (iii) decrease the price at which Options may be granted, or (iv) materially increase the benefits accruing to Participants under the Plan without the approval of the shareholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code.

SECTION 18.

NO OBLIGATION TO EXERCISE OPTION

     The granting of an Option or Stock Appreciation Right shall impose no obligation upon the Participant to exercise such Option or Stock Appreciation Right. Further, the granting of any Award hereunder shall not impose upon the Company or any Affiliate any obligation to retain the Participant in its employ for any period.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY WINLAND ELECTRONICS, INC.

annual meeting of shareholders
Tuesday, may 10, 2005

     The 2005 Annual Meeting of Shareholders of Winland Electronics, Inc. will be held at the Country Inn Suites, 1900 Premier Drive (intersection of Highways 22 and 14), Mankato, Minnesota, at 10:00 a.m. on Tuesday, May 10, 2005, for the following purposes:

		For	Against	Abstain
1.	To set the number of members of the Board of Directors at five (5).	☐	☐	☐

2.	To elect directors:
			With-	For All
	Thomas J. de Petra	For	held	Except
	S. Robert Dessalet Lorin E. Krueger James L. Reissner Richard T. Speckmann	☐	☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

		For	Against	Abstain
3.	To approve the Company’s 2005 Equity Incentive Plan.	☐	☐	☐

4.	To take action on any other business that may properly come before the meeting or any adjournment thereof.

Please be sure to sign and date this Proxy in the box below.	Date

Shareholder sign above	Co-holder (if any) sign above

Ç Detach above card, sign, date and mail in postage paid envelope provided. Ç
WINLAND ELECTRONICS, INC.

     Please sign exactly as your name appears hereon, date and return promptly. When shares are held by joint tenants, both should sign. Executors, administrators, trustees and other fiduciaries should indicate their capacity when signing.

     The above signed acknowledges receipt from Winland Electronics, Inc. prior to the execution of this proxy, of a Notice of the Annual Meeting of Shareholders, a Proxy Statement and an Annual Report to Shareholders.
PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.